UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER

THE SECURITIES ACT OF 1933

CURRENT REPORT Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

Lightning eMotors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

815 14th Street SW, Suite A100

Loveland, Colorado 80537

(Address of principal executive offices, including zip code)

1-800-223-0740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZEV.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 6, 2021, Lightning eMotors, Inc. (f/k/a GigCapital3, Inc. (“GigCapital3”)) (the “Company” or “Lightning eMotors”) consummated its business combination (the “Business Combination”) with Lightning Systems, Inc. (“Lightning Systems”) pursuant to that certain Business Combination Agreement, dated as of December 10, 2020, by and among GigCapital3, Project Power Merger Sub, Inc. (“Merger Sub”), and Lightning Systems (the “Business Combination Agreement”). In connection with the consummation of the Business Combination, the Company changed its name from GigCapital3, Inc. to Lightning eMotors, Inc. Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2021 by GigCapital3.

Item 1.01.	Entry into Material Definitive Agreement.

Registration Rights and Lock-up Agreement

In connection with the closing of the Business Combination, the Company and certain stockholders of the Company (the “Holders”) entered into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”). Pursuant to the terms of the Registration Rights and Lock-up Agreement, the Company will be obligated to file a registration statement to register the resale of certain shares of Common Stock held by the Holders. In addition, pursuant to the terms of the Registration Rights and Lock-up Agreement and subject to certain requirements and customary conditions, including with the Company regarding the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Company file a registration statement on Form S-1 or Form S-3 to register certain shares of Common Stock held by such Holders. The Registration Rights and Lock-up Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions. The Registration Rights and Lock-up Agreement further provides that, subject to certain exceptions, each of the Holders will not Transfer any shares of Common Stock beneficially owned or owned of record by such the Holders until the earlier of (i) 180 days after the date of the Closing or (ii) the date on which, subsequent to the Business Combination, the last sale price of the Common Stock (x) equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 90 days after the Business Combination, or (y) the date following the completion of the Business Combination on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; provided that in the sole discretion of the majority of the independent members of the Company’s board of directors, such lock-up period may end earlier than as provided therein upon written notice to the Holders.

The foregoing description of the Registration Rights and Lock-Up Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Registration Rights and Lock-Up Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Unsecured Convertible Notes and Indenture

In connection with the closing of the Business Combination, the Company entered into an indenture (the “Indenture”) with Wilmington Trust, National Association, a national banking association, (the “Indenture Trustee”) in its capacity as trustee thereunder, in respect of the $100,000,000 of unsecured convertible notes due in 2024 (“Convertible Notes”) that were issued to certain investors (collectively, the “Convertible Note Investors”) along with warrants to purchase up to 8,695,652 shares of the Company’s common stock for a per share exercise price of $11.50 (“Convertible Note Warrants”). The terms of the Convertible Notes are set forth in the convertible note subscription agreements entered into between the Company and each of the Convertible Note Investors (the

“Convertible Note Subscription Agreements”), the Indenture and the form of Global Note attached as Exhibit A to the Indenture (the “Global Note”). The Convertible Notes are convertible into 8,695,652 shares of Common Stock at a conversion price of $11.50 in accordance with the terms thereof, and shall mature on May 6, 2024. The Company may force conversion of the Convertible Notes after the first anniversary of the issuance of the Convertible Notes, subject to a holder’s prior right to convert, if the trading price of the Company’s common stock exceeds 120% of the conversion price 20 out of the preceding 30 trading days and 30-day average daily trading volume ending on, and including, the last trading day of the applicable exercise period is greater than or equal to $3,000,000. Upon such conversion, the Company will be obligated to pay all regularly scheduled interest payments, if any, due on the converted Convertible Notes on each interest payment date occurring after the conversion date for such conversion to, but excluding, the maturity date. In the event that a holder of the Convertible Notes elects to convert the Convertible Notes prior to the maturity date, the Company will be obligated to pay an amount equal to twelve months of interest if prior to the second anniversary of the issuance of the Convertible Notes, or if on or after such second anniversary, any remaining amounts that would be owed to, but excluding, the maturity date in respect of such Convertible Notes. In addition, pursuant to a debt incurrence covenant in the Indenture, if the Company or any of its subsidiaries following the issuance of the Convertible Notes incurs, assumes, permits to exist, or otherwise becomes or remains directly or indirectly liable with respect to, any indebtedness (subject to certain specified exceptions), it will (a) offer to redeem, in full, all outstanding principal of, and accrued and unpaid interest on, the Convertible Notes, (b) make a prepayment premium equal to twelve months of interest on the principal amount of the Convertible Notes being repaid, from the date of such debt incurrence, if prior to the second anniversary of the issuance of the Convertible Notes, or if on or after such second anniversary, make a prepayment premium equal to the amount of interest which would otherwise have accrued on the Convertible Notes so repaid to, but excluding, the maturity date, and (c) issue to each holder of the Convertible Notes a warrant to purchase a number of shares of Common Stock equal to the quotient of (i) the amount of outstanding principal of the Convertible Notes then held by such holder, divided by (ii) $11.50, which warrant shall be (A) exercisable only during the period from the date of repayment of such Convertible Notes through and including the maturity date for an exercise price of $11.50 per share. Excluded from the debt incurrence covenant is (i) indebtedness in respect of capital lease obligations incurred by the Company in an aggregate amount not to exceed $30,000,000, (ii) indebtedness under Lightning Systems’ existing accounts receivable facility, and (iii) any other indebtedness, in an amount for such permitted indebtedness under clauses (ii) and (iii) above not to exceed $15,000,000 in the aggregate; provided that, such permitted indebtedness under clauses (ii) and (iii) above shall be reduced to an amount not to exceed $5,000,000 within thirty business days of the issue date of the Convertible Notes.

The foregoing description of the Convertible Note Subscription Agreements, the Indenture and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Convertible Note Subscription Agreements, the form of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and to the text of the Indenture, including the form of Global Note attached as Exhibit A thereto, which is included as Exhibit 10.3 to this Current Report on Form 8-K.

Amended and Restated Warrant Agreement

In connection with the closing of the Business Combination, the Company and Continental Stock Transfer & Trust Company (the “Warrant Agent”) entered into an Amended and Restated Warrant Agreement (the “Amended and Restated Warrant Agreement”). The Amended and Restated Warrant Agreement amended the existing Warrant Agreement dated May 18, 2020, by and between the Company and the Warrant Agent to cover the Convertible Note Warrants being issued pursuant to the Convertible Note Subscription Agreements under the terms of such Amended and Restated Warrant Agreement. Such Convertible Note Warrants will be issued on substantially the same terms as the existing public warrants except that such Convertible Note Warrants will not be redeemable so long as they are held, either directly or indirectly through one or more participants, by the subscribers and/or their permitted transferees.

In addition, pursuant to the terms of the Amended and Restated Warrant Agreement to be entered into by the Company, and consistent with what is provided for in the Warrant Agreement with regard to the public warrants, the Company will agree that as soon as practicable, but in no event later than fifteen business days after the Closing, it shall use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Common Stock issuable upon exercise of the warrants (the “Warrant Shares Registration Statement”). The Company shall use its best efforts to cause the same to become effective and to maintain the effectiveness of such Warrant Shares Registration Statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the Amended and Restated Warrant Agreement.

The foregoing description of the Amended and Restated Warrant Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to the text of the Amended and Restated Warrant Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed with the SEC on April 22, 2021, on April 21, 2021, GigCapital3 held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the GigCapital3 stockholders considered and adopted, among other matters, the Business Combination Agreement. On May 6, 2021, the parties to the Business Combination Agreement consummated the Business Combination (such consummation, the “Closing”).

Prior to the Special Meeting, the holders of 5,816,664 shares of GigCapital3’s common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of $10.1019 per share, for an aggregate of approximately $58.8 million, which redemption occurred concurrent with the consummation of the Business Combination. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above and the automatic separation of GigCapital3 units into Lightning eMotors common stock and warrants), there were (i) 73,229,705 shares of Lightning eMotors’ issued and outstanding common stock, (ii) assumed Lightning Systems equity awards exercisable for 3,615,773 shares of Company common stock and (iii) 16,463,096 shares of common stock reserved for issuance to equity holders of Lightning Systems as contingent consideration upon satisfaction of the earnout conditions set forth in the Business Combination Agreement. Upon the Closing, GigCapital3’s units ceased trading, and Lightning eMotors’ common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “ZEV.” Furthermore, also on May 7, 2021, Lightning eMotors’ warrants began trading on the NYSE as “ZEV.WS.” As of the date of Closing, our directors and executive officers and affiliated entities beneficially owned approximately 16.1% of Lightning eMotors’ outstanding shares of common stock, and the former stockholders of GigCapital3 beneficially owned approximately 27.4% of Lightning eMotors’ outstanding shares.

As noted above, the per share redemption price of $10.1019 for holders of Public Shares electing redemption was paid out of GigCapital3’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $143.3 million. In addition, approximately $53,000 remained in GigCapital3’s operating account immediately prior to the Closing.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as GigCapital3 was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s disclosure concerning the Company’s operations, cash flows, financial position and dividend policy. The risks and uncertainties include, but are not limited to:

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s product development timeline and expected start of production;

•	the implementation, market acceptance and success of the Company’ business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on Lightning Systems’ business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Current Report on Form 8-K. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Current Report on Form 8-K.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Current Report on Form 8-K. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the section titled “Information About Lightning Systems” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company and related discussion and analysis by the management of the Company is contained in the Final Proxy Statement/Prospectus in the section titled “Selected Historical Financial and Other Information of Lightning Systems” and “Lightning Systems’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Properties

The facilities of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Information About Lightning – Manufacturing and Production; Headquarters and Facilities” and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company upon the Closing of the Business Combination by:

•	each person known by GigCapital3 to be the beneficial owner of more than 5% of the common stock of the Company upon the Closing of the Business Combination;

•	each of the Company’s officers and directors; and

•	all officers and directors of the Company, as a group upon the Closing of the Business Combination..

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Dr. Avi Katz(2)	6,122,500	8.3%
Dr. Raluca Dinu	—	*
Neil Miotto	—	*
GigAcquisitions3, LLC(2)	6,122,500	8.3%
Robert Fenwick-Smith(3)	4,962,984	6.8%
Timothy Reeser(4)	1,389,405	1.9%
Teresa Covington	—	*
William Kelley(5)	484,993	*

Thaddeus Senko	—	*
Meghan Sharp	—	*
Diana Tremblay	—	*
Bruce Coventry	—	*
Aravaipa Venture Fund(6)	4,598,976	6.3%
BP Technology Ventures Inc. / BP Lubricants USA Inc.(7)	22,925,496	31.3%
Rosella Holdings Ltd.(8)	11,170,688	15.6%
All directors and officers as a group (11 individuals)	12,959,881	17.6%

*	Less than one percent.
(1)

Unless otherwise indicated, the business address of GigAcquisitions3, LLC and each of Dr. Avi S. Katz, Dr. Raluca Dinu and Neil Miotto is 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303. The address for BP Technology Ventures Inc. is 501 Westlake Park Blvd., Houston, TX 77079. The address for Rosella Holdings Ltd. is Trafalgar Court, 3rd Floor, West Wing, Les Banques, St. Peter Port, Guernsey, GYI 2JA. The address for all of the other individuals is c/o Lightning eMotors, Inc., 319 Foxtail Court Boulder, CO 80305.

(2)

Consists of (i) 5,635,000 shares of common stock and (ii) 487,500 shares of common stock underlying warrants, all held by the Company’s sponsor. The securities held by the Company’s sponsor are beneficially owned by Dr. Avi S. Katz, the Co-Chairman of the Company’s board of directors, and the manager of the Company’s sponsor, who has sole voting and dispositive power over the shares held by the Company’s sponsor.

(3)

Consists of (i) 243,495 shares of common stock and (ii) 120,513 shares of common stock issuable upon the exercise of options within 60 days of May 6, 2021. In addition, Mr. Fenwick-Smith is a co-founding partner and member of Aravaipa Venture Fund, LLC and the managing member of Aravaipa Ventures, LLC and may be deemed to beneficially own the shares held by Aravaipa Venture Fund, LLC. Mr. Fenwick-Smith disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)

Consists of (i) 937,395 shares of common stock, (ii) 49,319 shares of common stock held by Mr. Reeser’s spouse and (iii) 402,691 shares of common stock issuable upon the exercise of options within 60 days of May 6, 2021.

(5)	Consists of (i) 329,208 shares of common stock and (ii) 155,786 shares of common stock issuable upon the exercise of options within 60 days of May 6, 2021.
(6)

The managing member of Aravaipa Venture Fund, LLC is Aravaipa Ventures, LLC. Robert Fenwick-Smith is a co-founding partner and member of Aravaipa Venture Fund, LLC and the managing member of Aravaipa Ventures, LLC and may be deemed to beneficially own the shares held by Aravaipa Venture Fund, LLC. Mr. Fenwick-Smith disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7)

The 22,925,496 shares of common stock are held by BP Technology Ventures, Inc., an investment holding vehicle incorporated in Guernsey. BP Technology Ventures, Inc. is owned 100% by BP Corporation North America Inc., which is owned 100% by BP America Inc., which is owned 100% by BP America Ltd., which is owned 100% by BP Holdings North America Ltd., which is owned 100% by BP P.L.C.

(8)

The 11,170,688 shares of common stock are held by Rosella Holdings Limited, an investment holding vehicle incorporated in Guernsey. The shareholders and members of the board of directors of Rosella Holdings Limited are International Company Management Limited and Portman Welbeck Limited, both of which are wholly owned by the administrator Rawlinson and Hunter Limited and hold their interest in Rosella Holdings Limited as nominees for the Trustees of three Guernsey discretionary trusts each of which beneficially own one third of Rosella Holdings Limited. In addition, Rosella Holdings Limited owns an indirect and non-controlling interest in Aravaipa Ventures.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combination” and is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Final Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Post-Combination Company Executive Compensation” and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Transactions” and are incorporated herein by reference. Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management After The Business Combination—Committees of the Board of Directors” and that information is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Final Proxy Statement/Prospectus in the sections titled “Information about the Company Prior to the Business Combination—Legal Proceedings” and “Information About Lightning Systems—Legal Proceedings” and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s common stock and warrants began trading on the NYSE under the symbols “ZEV” and “ZEV.WS”, on May 7, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria post-Business Combination. The Company has not paid any cash dividends on shares of its common stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future.

Information regarding GigCapital3’s common stock, units and warrants and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “PRICE RANGE OF SECURITIES AND DIVIDENDS” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the sale and issuance of unsecured convertible notes, warrants to purchase common stock and shares of common stock.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “DESCRIPTION OF SECURITIES” and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of Lightning Systems and GigCapital3.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Lightning Systems and GigCapital3.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Closing, the Company issued $100,000,000 of unsecured convertible notes (the “Convertible Notes”) to the Note Investors pursuant to the terms of the Note Subscription Agreements, the Indenture and the Global Note. The disclosure contained in Item 1.01 of this Report is also incorporated herein by reference.

This summary is qualified in its entirety by reference to (i) the Convertible Note Subscription Agreements, the form of which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference, (ii) the Indenture, which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference and (iii) the Amended and Restated Warrant Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 3.02.	Unregistered Securities

The Convertible Notes issued in connection with the Closing of the Business Combination are convertible into 8,695,652 shares of common stock. Also in connection with the Closing, the Company issued warrants to purchase up to 8,695,652 shares of common stock to the Note Investors and 2,500,000 shares of common stock to BP Technology Ventures, Inc. The disclosure contained in Item 1.01 of this Report is also incorporated herein by reference.

This summary is qualified in its entirety by reference to (i) the Convertible Notes Subscription Agreements, the form of which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference, (ii) the Indenture, including the form of Global Note attached as Exhibit A thereto, which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference, (iii) the Amended and Restated Warrant Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference and (iv) the subscription agreement entered into on December 10, 2020, between the Company and BP Technology Ventures, Inc. which is included as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

Second Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, GigCapital3’s amended and restated certificate of incorporation, dated May 18, 2020 (the “Charter”), was further amended and restated to:

(a)	change the post-combination company’s name to Lightning eMotors, Inc.;

(b)	classify and divide the Board into three classes, each with terms expiring at different times;

(c)

delete the second sentence in Article II and delete the prior provisions under, and references to, Article IX (Business Combination Requirements; Existence) of the prior amended and restated certificate of incorporation;

(d)	amend certain terms in Article X (Corporate Opportunities) with respect to certain non-employee directors of the combined company pursuing outside business activities and corporate opportunities; and

(e)

amend the exclusive forum provision in the prior amended and restated certificate of incorporation to conform to recent SEC guidance regarding the exclusion of certain potential claims from exclusive forum charter provisions.

As previously reported in the Current Report on Form 8-K filed with the SEC on April 22, 2021, the GigCapital3 stockholders approved this amendment and restatement of the Charter at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the Closing of the Business Combination, GigCapital3’s bylaws were amended and restated to prohibit stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws of the Company, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On May 11, 2021, the Audit Committee of the Company’s board of directors approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 30, 2021. Grant Thornton served as the independent registered public accounting firm of Lightning Systems prior to the Business Combination. Accordingly, BPM LLP (“BPM”), the independent registered public accounting firm of GigCapital3 was informed on May 11, 2021 that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm following its completion of the Company’s review of the quarter ended March 31, 2021, which consist only of the accounts of the pre-Business Combination special purpose acquisition company, GigCapital3.

The report of BPM on GigCapital3’s balance sheet as of December 31, 2020 and the statements of operations and comprehensive loss, stockholders’ equity and cash flows for the period from February 3, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which BPM expressed substantial doubt about the Company’s ability to continue as a going concern.

During the period from February 3, 2020 (inception) through December 31, 2020, and the subsequent interim period through the date of BPM’s dismissal, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and BPM on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such periods.

During the period from February 3, 2020 (inception) through December 31, 2020, and the subsequent interim period through the date of BPM’s dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from February 3, 2020 (inception) through December 31, 2020, and the subsequent interim period through the date of BPM’s dismissal, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of GigCapital3 or the Company, and no written report or oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided BPM with a copy of the foregoing disclosures and has requested that BPM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of BPM’s letter, dated May 12, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— Approval of the Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were approximately 73.2 million shares of common stock of the Company outstanding. As of such time, our officers and directors and their affiliated entities held 16.1% of our outstanding shares of common stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company upon the Closing, with Timothy Reeser, Teresa Covington, William Kelly and Robert Fenwick-Smith having been named as executive officers effective upon the Closing on May 6, 2021 and each of the directors having been elected by the GigCapital3 stockholders to the board also upon the Closing on May 6, 2021. For biographical and current compensatory information concerning the executive officers and directors, see the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Management After the Business Combination” which is incorporated herein by reference.

Name	Age	Position
Timothy Reeser	50	Chief Executive Officer and Director
Teresa Covington	57	Chief Financial Officer
William Kelley	64	Chief Technology Officer and Chief Operating Officer
Robert Fenwick-Smith	58	Co-Chairman of the Board of Directors
Dr. Avi Katz	63	Co-Chairman of the Board of Directors
Dr. Raluca Dinu	47	Director
Neil Miotto	74	Director
Thaddeus Senko	64	Director
Meghan Sharp	49	Director
Diana Tremblay	61	Director
Bruce Coventry	68	Director

Effective upon the Closing on May 6, 2021, Dr. Avi S. Katz and Brad Weightman resigned as executive officers of GigCapital3, and each of Andrea Bett-Berutto, John Mikulsky and Peter Wang, following their not standing for re-election to the Board, resigned as directors of GigCapital3.

On May 11, 2021, the board of directors reclassified four directors, such that Dr. Avi S. Katz and Dr. Raluca Dinu were made Class I directors, Bruce Coventry was made a Class II director and Thaddeus Senko was made a Class III director.

2021 Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed with the SEC on April 22, 2021, at the Special Meeting, the GigCapital3 stockholders considered and approved the Lightning eMotors, Inc. 2021 Incentive Plan (the “Incentive Plan”), and reserved 14,041,107 shares of common stock for issuance thereunder. The Incentive Plan was previously approved, subject to stockholder approval, by the Board of GigCapital3 on December 30, 2020. The Incentive Plan became effective immediately upon the Closing of the Business Combination. The number of shares of common stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2022 and continuing through January 1, 2032, by 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

In conjunction with the approval of the Incentive Plan, the Board of GigCapital3 also adopted a form of Restricted Stock Units Agreement (the “RSU Agreement”) and a form of Stock Option Agreement (the “Stock Option Agreement”) that the Company will use for grants under its Incentive Plan. The RSU Agreement provides that restricted stock units will vest over a fixed period and be paid as shares of common stock, and unvested restricted stock units will expire upon certain terminations of the grantees’ employment or relationship with the Company. The Stock Option Agreement provides that stock options will vest over a fixed period and unvested options will expire upon certain terminations of the grantees’ employment or relationship with the Company.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 5—Incentive Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.7 hereto and incorporated herein by reference. The summary of the form of RSU Agreement and form of Stock Option Agreement is qualified in its entirety by reference to the form of RSU Agreement and form of Stock Option Agreement, which are attached hereto as Exhibit 10.8 and Exhibit 10.9, respectively.

Indemnification Agreements for Company Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to, and qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— Approval of the Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 8.01.	Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Lightning Systems is a successor issuer to GigCapital3. Lightning Systems hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

The audited balance sheet of GigCapital3, Inc., as of December 31, 2020, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2020, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— GigCapital3, Inc. –Financial Statements” are incorporated herein by reference.

The audited consolidated balance sheets of Lightning Systems, Inc. as of December 31, 2020 and 2019, the related consolidated statements of operations, other comprehensive income loss, shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes thereto and report of independent registered public accounting firm, in the Final Proxy Statement/Prospectus in the section titled “INDEX TO FINANCIAL STATEMENTS— Lightning Systems Inc. –Financial Statements” are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements as of December 31, 2020 and for the year ended December 31, 2020 are filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

2.1†	Business Combination Agreement, dated as of December 10, 2020, by and among GigCapital3, Inc., Project Power Merger Sub, Inc. and Lightning Systems, Inc. (included as Annex A to the Final Proxy Statement/Prospectus filed under Rule 424(b)(3) on March 26, 2021)

3.1	Second Amended and Restated Certificate of Incorporation of Lightning eMotors, Inc.

3.2	Amended and Restated Bylaws of Lightning eMotors, Inc.

10.1	Registration Rights and Lock-Up Agreement, dated May 6, 2021, by and among Lightning eMotors, Inc. and certain stockholders

10.2	Form of Convertible Note Subscription Agreement (incorporated by reference to Exhibit 10.4 filed on GigCapital3, Inc.’s Current Report on Form 8-K, filed by the Registrant on December 11, 2020)

10.3	Indenture dated May 6, 2021, by and between Lightning eMotors, Inc. and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder

10.4	Amended and Restated Warrant Agreement, dated May 6, 2021, by and between GigCapital3, Inc. and Continental Stock Transfer & Trust Company, as warrant agent

10.5#	Form of Indemnification Agreement

10.6	Subscription Agreement, dated as of December 10, 2020, by and between GigCapital3, Inc. and BP Technology Ventures, Inc. (incorporated by reference to Exhibit 10.3 filed on GigCapital3, Inc.’s Current Report on Form 8-K, filed by the Registrant on December 11, 2020)

10.7#	2021 Equity Incentive Plan

10.8#	Form of Restricted Stock Units Agreement

10.9#	Form of Stock Option Agreement

10.10#	Amended Executive Employment Agreement dated February 24, 2021, by and between Lightning Systems, Inc. and Teresa Covington

10.11#	Promotion Letter dated April 25, 2019, by and between Lightning Systems, Inc. and William Kelley

10.12	Office Lease dated November 22, 2019, by and between Lightning Systems, Inc. and Rocky Mountain Center for Innovation & Technology, LLC

10.13	Office Lease dated November 10, 2020, by and between Lightning Systems, Inc. and RMCIT LLC

16.1	Letter from BPM dated May 12, 2021

99.1	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2020 and for the twelve months ended December 31, 2020

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.

Dated: May 12, 2021

	By:	/s/ Timothy Reeser
Chief Executive Officer